Prudential Annuities Life Assurance Corporation

Optimum XTra SM

Supplement dated April 29, 2010
To
Prospectus dated May 1, 2010

This supplement should be read and retained with the prospectus for your Annuity.  If you would like another copy of the prospectus, please call us at 1-888-PRU-2888.

We are issuing this supplement to amend the Table entitled “Your Optional Benefit Fees and Charges”  to reflect that the correct fee for Highest Daily GRO is 0.60% of sub-account net assets, for a total fee of 2.35% annually.